UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 2, 2005
                              ---------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     333-45241               22-3542636
           --------                     ---------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                               ------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02         UNREGISTERED SALES OF SECURITIES.

         On September 2, 2005, the Registrant entered into an amended and restated employment agreement with Bernard J. Berk (the "EMPLOYMENT AGREEMENT") providing for Mr. Berk to continue to serve as the Registrant's Chief Executive Officer through August 31, 2009. The Employment Agreement also provides for an annual bonus as determined by the Compensation Committee of the Registrant's Board of Directors.

         Mr. Berk waived his rights to 75,000 of 300,000 options granted to him on July 23, 2003. The Registrant determined that the remaining 225,000 options are fully vested as a result of the occurrence of a Strategic Transaction (as defined in the Employment Agreement, dated as of July 23, 2003, by and between the Registrant and Mr. Berk (the "ORIGINAL EMPLOYMENT AGREEMENT")), pursuant to the terms of the Original Employment Agreement. Additionally, Mr. Berk's salary was increased to $330,140 as a result of the occurrence of a Strategic Transaction pursuant to the terms of the Original Employment Agreement. It was agreed that such increase would be effective May 1, 2005; provided, however that such increase will accrue and not be payable until November 1, 2005.

         Pursuant to the Employment Agreement, Registrant granted to Mr. Berk under its 2004 Stock Option Plan (the "Plan") ten year options to purchase 600,000 shares of common stock at $2.69, the fair market value of the Common Stock as of the time of the grant, of which 100,000 vest on September 2, 2006, 100,000 vest on September 2, 2007 and the remaining 400,000 vest as follows: (a) 50,000 shares upon the closing of each product license or product sale transaction (on a product by product basis and only once for each product) in which the Registrant receives an aggregate of at least $5,000,000 in net cash proceeds (including royalties and signing, license and milestone payments) in connection with such product transaction; (b) 10,000 shares upon the filing by the Registrant (in the Registrant's name) with the United States Food and Drug Administration (the "FDA") of either an abbreviated new drug application (an "ANDA") or a new drug application (including an application filed with the FDA under Section 505(b)(2) of the Federal Food, Drug, and Cosmetic Act, 21 U.S.C.
Section 301 et seq.) (collectively, a "NDA"), for a product not covered by a previous FDA application; and (c) 40,000 shares upon the approval by the FDA of any ANDA or NDA (filed in the Registrant's name) for a product not previously approved by the FDA.

         In the event that options to purchase 400,000 shares of Common Stock referenced in the above paragraph have fully vested, the Registrant also agreed to grant under the Plan to Mr. Berk fully vested options to purchase at the fair market value on the date of grant additional shares subject to the full vesting of all the aforesaid options as follows: (a) 50,000 options upon the closing of each product license or product sale transaction (on a product by product basis and only once for each product) in which the Registrant receives an aggregate of at least $5,000,000 in net cash proceeds (including royalties and signing, license and milestone payments) in connection with such product transaction; (b) 10,000 options upon the filing by the Registrant (in the Registrant's name) with the FDA of either an ANDA or NDA for a product not covered by a previous FDA application; and (c) 40,000 options upon the approval by the FDA of any ANDA, NDA or 505(b)(2) application of the Registrant (filed in the Registrant's name) for a product not previously approved by the FDA.

         The Employment Agreement provides that if the Registrant terminates Mr. Berk's employment without cause or Mr. Berk terminates his employment for good reason, Mr. Berk shall be entitled to the following severance: (i) any earned but unpaid base salary plus any unpaid reimbursable expenses as of the effective date of termination of his employment, (ii) the then-current base salary and reimbursement of the cost to replace the life and disability insurance coverages afforded to Mr. Berk under the Registrant's benefit plans with substantially similar coverages, following the effective date of termination of his employment, for a period equal to the greater of (x) the remainder of the then-current term, or (y) two years following the effective date of termination and (iii) payment of premiums for health insurance for the period during which Mr. Berk is entitled to continued health insurance coverage as specified in the Comprehensive Omnibus Budget Reconciliation Act. In the event that the Registrant terminates Mr. Berk's employment pursuant to a permanent disability, Mr. Berk shall be entitled to the severance specified above, less any amounts actually received by Mr. Berk under any disability insurance coverage provided for and paid by the Registrant. In the event that the Registrant terminates Mr. Berk's employment for cause or Mr. Berk terminates his employment with the Registrant without good reason, Mr. Berk shall be entitled to any earned but unpaid base salary plus any unpaid reimbursable expenses as of the effective date of termination of his employment.

         In lieu of any severance that may otherwise be payable to Mr. Berk, in the event of a change of control and Mr. Berk elects to terminate his employment for any reason within 90 days following the consummation of such change of control, Mr. Berk shall be entitled to the following: (i) any earned but unpaid base salary plus any unpaid reimbursable expenses as of the effective date of termination of his employment, (ii) $1,000,000, (iii) the then-current base salary for a period of 12 months following the effective date of termination,
(iv) reimbursement of the cost, for a period equal to the 12 months following the effective date of termination, of replacing the life and disability insurance coverages afforded to Mr. Berk under the Registrant's benefit plans with substantially similar coverages and (v) payment of premiums for health insurance for the period during which Mr. Berk is entitled to continued health insurance coverage as specified in the Comprehensive Omnibus Budget Reconciliation Act.

         In lieu of any severance that may otherwise be payable to Mr. Berk in the event of a change of control and the Registrant terminates Mr. Berk's employment as Chief Executive Officer of the Registrant in connection with, or within 180 days following, the consummation of such change of control and other than a termination for cause, Mr. Berk shall be entitled to the following: (i) any earned but unpaid base salary plus any unpaid reimbursable expenses as of the effective date of termination of his employment, (ii) $1,000,000, (iii) the then- current base salary for a period of 12 months following the effective date of termination, (iv) reimbursement of the cost, for a period equal to 12 months following the effective date of termination, of replacing the life and disability insurance coverages afforded to Mr. Berk under the Registrant's benefit plans with substantially similar coverages and (v) payment of the premiums for health insurance for the period during which Mr. Berk is entitled to continued health insurance coverage as specified in the Comprehensive Omnibus Budget Reconciliation Act.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         a)  Not applicable.

         b)  Not applicable.

         c)  Exhibits

             10.1 Amended and Restated Employment Agreement, dated as of September 2, 2005, by and between the Registrant and Bernard Berk.

             10.2 Amendment, dated as of September 2, 2005, by and between the Registrant and Bernard Berk, to the Stock Option Agreement, dated as of July 23, 2003.

             10.3 Stock Option Agreement, dated as of September 2, 2005, by and between the Registrant and Bernard Berk.

             10.4 Stock Option Agreement, dated as of September 2, 2005, by and between the Registrant and Bernard Berk.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: September 7, 2005


                                           ELITE PHARMACEUTICALS, INC.


                                           By: /s/ Bernard Berk
                                               ---------------------------------
                                               Name:  Bernard Berk
                                               Title: Chief Executive Officer